Vanguard Energy Fund

Supplement to the Prospectus Dated May 28, 2010

Important Change to Vanguard Energy Fund

Effective August 1, 2010, the Fund’s board of trustees has approved replacing the Energy Composite Index (50% S&P Citigroup BMI World Energy Index and 50% S&P 500 Energy Equal Weighted Blend) with the MSCI ACWI (All Country World Index) Energy Index as the performance benchmark for Wellington Management, LLP. The trustees believe that the MSCI ACWI Energy Index is a more suitable benchmark because it better reflects the Fund’s global focus. The Fund’s investment objective, strategies, and policies remain unchanged.

Prospectus Text Changes

The fourth paragraph under the Investment Advisors heading is replaced with the following:

The Fund pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Fund relative to that of the MSCI ACWI Energy Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease. Vanguard provides advisory services to the Fund on an at-cost basis.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS51 072010

Vanguard Specialized Funds

Supplement to the Statement of Additional Information Dated May 28, 2010

Important Change to Vanguard Energy Fund

Effective August 1, 2010, the Fund’s board of trustees has approved replacing the Energy Composite Index (50% S&P Citigroup BMI World Energy Index and 50% S&P 500 Energy Equal Weighted Blend) with the MSCI ACWI (All Country World Index) Energy Index as the performance benchmark for Wellington Management, LLP. The trustees believe that the MSCI ACWI Energy Index is a more suitable benchmark because it better reflects the Fund’s global focus. The Fund’s investment objective, strategies, and policies remain unchanged.

Statement of Additional Information Text Changes

The third paragraph under the Wellington Management Company, LLP (Wellington Management) heading on page B-37 is replaced with the following:

The Fund pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Fund relative to that of the MSCI ACWI Energy Index over the preceding 36-month period.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI051 072010